EXHIBIT 99.1

SERIES TERM SHEET DATED DECEMBER 11, 2001




                                  $153,295,000
                                  (APPROXIMATE)

            FIRST UNION NATIONAL BANK OF DELAWARE, BART, INC., FIRST
           UNION NATIONAL BANK AND FIRST UNION COMMERCIAL CORPORATION
                                     Sellers

                           HOMEQ SERVICING CORPORATION
                                    Servicer

                      RESIDENTIAL ASSET FUNDING CORPORATION
                                    Depositor

                      RESIDENTIAL ASSET FUNDING CORPORATION
                     ASSET-BACKED SECURITIES, SERIES 2001-1

                                   DISCLAIMER
                                   ----------

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of Residential Asset Funding Corporation Asset-Backed Securities, Series 2001-1. The Series Term Sheet has been prepared by the Underwriter for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Wachovia Securities, the Sellers nor any of their respective affiliates make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the Final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the Final Prospectus and Prospectus Supplement as of their publication dates.

                                    WACHOVIA
                                   SECURITIES

WACHOVIA SECURITIES IS THE TRADE NAME UNDER WHICH WACHOVIA CORPORATION CONDUCTS ITS INVESTMENT BANKING, CAPITAL MARKETS AND INSTITUTIONAL SECURITIES BUSINESS THROUGH FIRST UNION SECURITIES, INC. ("FUSI"), MEMBER NYSE, NASD, SIPC, AND THROUGH OTHER BANK AND NON-BANK AND BROKER-DEALER SUBSIDIARIES OF WACHOVIA CORPORATION.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------

                              OFFERED CERTIFICATES

TO CALL

------------------------------------------------------------------------------------------------------------------------

                                                                                                   Expected Ratings
                                                                                             ---------------------------
                     Expected                                Expected     Expected
                    Approximate   Interest     Principal       WAL        Principal
  Class                Size(1)      Type         Type         (yrs)         Window             Moody's             S&P
------------------------------------------------------------------------------------------------------------------------
Class A-1            $53,351,000    Fixed        Senior        0.145       01/02-03/02           P-1               A-1+
------------------------------------------------------------------------------------------------------------------------
Class A-2             64,377,000    Fixed        Senior        2.278       03/02-07/08           Aaa               AAA
------------------------------------------------------------------------------------------------------------------------
Class A-3(2)         584,729,000    Fixed        Senior        2.278       03/02-07/08           Aaa               AAA
------------------------------------------------------------------------------------------------------------------------
Class M-1(2)          55,574,000    Fixed      Mezzanine       4.773       07/05-07/08           Aa2                AA
------------------------------------------------------------------------------------------------------------------------
Class M-2(2)          44,459,000    Fixed      Mezzanine       4.631       04/05-07/08           A2                 A
------------------------------------------------------------------------------------------------------------------------
Class B-1             35,567,000    Fixed     Subordinate      4.564       02/05-07/08          Baa2               BBB
------------------------------------------------------------------------------------------------------------------------
Class B-2(2)          42,236,000    Fixed     Subordinate      4.426       01/05-07/08           Ba2                BB
------------------------------------------------------------------------------------------------------------------------

TO MATURITY


------------------------------------------------------------------------------------------------------------------------

                                                                                                   Expected Ratings
                                                                                             ---------------------------
                     Expected                                Expected     Expected
                    Approximate   Interest     Principal       WAL        Principal
  Class                Size(1)      Type         Type         (yrs)         Window             Moody's             S&P
------------------------------------------------------------------------------------------------------------------------
Class A-1            $53,351,000    Fixed        Senior        0.145       01/02-03/02           P-1               A-1+
------------------------------------------------------------------------------------------------------------------------
Class A-2             64,377,000    Fixed        Senior        2.477       03/02-01/15           Aaa               AAA
------------------------------------------------------------------------------------------------------------------------
Class A-3(2)         584,729,000    Fixed        Senior        2.477       03/02-01/15           Aaa               AAA
------------------------------------------------------------------------------------------------------------------------
Class M-1(2)          55,574,000    Fixed      Mezzanine       5.248       07/05-04/14           Aa2                AA
------------------------------------------------------------------------------------------------------------------------
Class M-2(2)          44,459,000    Fixed      Mezzanine       5.072       04/05-05/13           A2                 A
------------------------------------------------------------------------------------------------------------------------
Class B-1             35,567,000    Fixed     Subordinate      4.939       02/05-04/12          Baa2               BBB
------------------------------------------------------------------------------------------------------------------------
Class B-2(2)          42,236,000    Fixed     Subordinate      4.567       01/05-11/10           Ba2                BB
------------------------------------------------------------------------------------------------------------------------

 (1) Approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.
 (2) The Class A-3, Class M-1, Class M-2 and Class B-2 Certificates will not be offered to the public.

NOTES
--------------------------------------------------------------------------------
o The interest rate for the Class A-1 Certificates will be priced at 3-Month LIBOR plus a margin and will be fixed at that interest rate thereafter.
o The stated final maturity for the Class A-1 Certificates is the Distribution Date occurring in December 2002.
o   After the Optional Termination Date, the coupon on the Class A-2, Class
    A-3, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will increase by 50 basis points.
o The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are subject to a Pool Cap.
o The Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are not expected to receive principal payments until the Distribution Date in January 2005.
--------------------------------------------------------------------------------

PRICING SPEED
--------------------------------------------------------------------------------
All Mortgage Loans                      28% CPR.
--------------------------------------------------------------------------------

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------

CONTACTS: WACHOVIA SECURITIES

TRADING / SYNDICATE                  PHONE                E-MAIL ADDRESS
-------------------                  -----                --------------
Chris Choka                     (704) 383-8267      chris.choka@wachovia.com
Mark Adamson                    (704) 383-7727      mark.adamson@wachovia.com

MORTGAGE FINANCE                     PHONE                E-MAIL ADDRESS
----------------                     -----                --------------
Robert Perret                   (704) 374-4868      robert.perret@wahovia.com
Mark Mendenhall                 (704) 383-9518      mark.mendenhall@wachovia.com
David Lyle                      (704) 715-8131      david.lyle@wachovia.com

STRUCTURING                          PHONE                E-MAIL ADDRESS
-----------                          -----                --------------
Pearl Wilson Bassard            (704) 383-7591      pearl.bassard@wachovia.com



This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------



                                SUMMARY OF TERMS
                                ----------------


TITLE OF SECURITIES:                   Residential Asset Funding Corporation Asset-Backed Securities, Series 2001-1

OFFERED CERTIFICATES:                  Class A-1, Class A-2 and Class B-1 Certificates

NON-OFFERED CERTIFICATES:              Class A-3, Class M-1, Class M-2, Class B-2, Class X and Class R Certificates

CLASS A CERTIFICATES:                  Class A-1, Class A-2 and Class A-3 Certificates

SUBORDINATED CERTIFICATES:             Class M-1, Class M-2, Class B-1 and Class B-2 Certificates

CLASS M CERTIFICATES:                  Class M-1 and Class M-2 Certificates

CLASS B CERTIFICATES:                  Class B-1 and Class B-2 Certificates

SELLERS:                               First Union National Bank of Delaware, First Union National Bank, Bart, Inc. and
                                       First Union Commercial Corporation

TRANSFEROR:                            [RAFC Transferor Trust]

SERVICER:                              HomEq Servicing Corporation

DEPOSITOR:                             Residential Asset Funding Corporation

TRUSTEE:                               Citibank, N.A.

CERTIFICATE ADMINISTRATOR:             First Union National Bank

CUSTODIAN:                             First Union National Bank

RATING AGENCIES:                       Moody's Investors Services, Inc. ("Moody's") and Standard and Poor's Ratings Services
                                       ("S&P").

UNDERWRITER:                           Wachovia Securities

CLOSING DATE:                          On or about December 21, 2001

DISTRIBUTION DATES:                    25th of each month, or if such day is not a business day, the next succeeding business day, commencing January 25, 2002.

RECORD DATE:                           For the Offered Certificates (other than the Class A-1 Certificates) and the
                                       Non-Offered Certificates, the last business day in the month preceding the applicable Distribution Date. For the Class A-1 Certificates, the Record Date
                                       is the business day preceding the applicable Distribution Date.

CUT-OFF DATE:                          November 30, 2001

PAYMENT DELAY:                         With respect to the Offered Certificates (other than the Class A-1
                                       Certificates) and the Non-Offered Certificates, 24 days and with respect to the A-1 Certificates, 0 days.

DAY COUNT:                             With respect to the Offered Certificates (other than the Class A-1 Certificates) and the Non-Offered Certificates,  30/360, and with respect to the Class A-1 Certificates,
                                       Actual/360.



This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------





SERVICING FEE:                         0.50% per annum for all first lien  mortgage  loans and 0.75% per annum for all second lien  mortgage  loans.  The weighted  average  servicing fee as of the Cut-off Date is approximately 0.548% per annum.

ADMINISTRATIVE FEES:                   Servicing Fee, Certificate Administrator Fee and Document Custodian Fee



OPTIONAL TERMINATION DATE:             Any Distribution Date on or after which the aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance as of the Cut-off Date
                                       ("Cut-off Balance").

DENOMINATION:                          $25,000 and multiples of $1,000 in excess thereof.

SMMEA ELIGIBILITY:                     The Offered Certificates will NOT be SMMEA eligible.


ERISA ELIGIBILITY:                     The Offered Certificates may be ERISA eligible.

TAX STATUS:                            The Class A, Class M, Class B, and Class X Certificates will be treated as REMIC regular interests for Federal Income Tax purposes. The Class R Certificates will be the sole REMIC residual interest for Federal Income Tax purposes.






This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------

                                  THE MORTGAGE POOL
                                  -----------------

MORTGAGE POOL:                    o  The collateral information presented in
                                     this Series Term Sheet regarding the
                                     Mortgage Pool is as of the Cut-off Date.

                                  o The Mortgage Pool consists of approximately 17,080 mortgage loans with an unpaid principal balance as of the Cut-off Date of approximately $889,185,900.

                                  o The mortgage loans are fixed rate, secured by first and junior liens, level pay and balloon mortgages on primarily 1-4 family properties.

                                  For collateral statistics, please see
                                  "Description of the Collateral."

MONTHLY SERVICER ADVANCES:        ACTUARIAL LOANS
                                  ---------------

                                  The Servicer is required to advance scheduled principal and interest (net of the Servicing
                                  Fee) for any delinquent mortgage loan until such loan becomes an REO, but is not required to make any advance which the Servicer deems to be non-recoverable or with respect to reduction in the monthly payment due to bankruptcy proceedings or the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"). Approximately 86.51% of the mortgage loans are Actuarial Loans.

                                  SIMPLE INTEREST LOANS
                                  ---------------------

                                  The Servicer is NOT required to advance
                                  scheduled principal and interest for any Simple Interest Loans. Approximately 13.49% of the mortgage loans are Simple Interest Loans.

COMPENSATING INTEREST:            The servicer is required to remit payment of
                                  Compensating Interest to the Trust in respect of prepaid mortgage loans. For any Distribution Date, Compensating Interest is an amount equal to the interest at the mortgage interest rate for such mortgage loan (the mortgage interest rate) (net of the related
                                  Servicing Fee) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the prior calendar month, subject to a cap of the Servicing Fee earned in such month.

SERVICER OBLIGATIONS FOR          The Servicer will not cover a Prepayment
PREPAYMENT INTEREST SHORTFALLS:   Interest Shortfall on any mortgage loan that
                                  is subject to the Soldiers' and Sailors' Civil
                                  Relief Act of 1940, as amended.

COLLECTION PERIOD:                With respect to any Distribution Date means
                                  the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

PREPAYMENT PERIOD:                With respect to any Distribution Date means
                                  the calendar month preceding the month in which such Distribution Date occurs.



This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------


                                  FLOW OF FUNDS
                                  -------------

         On each Distribution Date, the Certificate Administrator will apply the available remittance amount less the Servicing Fee and certain amounts used to reimburse the Servicer, to make the following payments in the following order of priority:

            1. to pay the fees and expenses owing to the Servicer, the Document Custodian and the Certificate Administrator;

            2. to the Class A-1 Certificates, current interest and any interest shortfall carryforward;

            3. to the Class A-2 Certificates, current interest and any interest shortfall carryforward;

            4. to the Class A-3 Certificates, current interest and any interest shortfall carryforward;

            5. to the Class M-1 Certificates, current interest and any interest shortfall carryforward;

            6. to the Class M-2 Certificates, current interest and any interest shortfall carryforward ;

            7. to the Class B-1 Certificates, current interest and any interest shortfall carryforward;

            8. to the Class B-2 Certificates, current interest and any interest shortfall carryforward;

            9. to the Certificates, payments of principal as described under "Principal Distributions";

            10. to the Class M-1 Certificates, the unpaid portion of any applied realized loss amounts allocated previously to such Certificates;

            11. to the Class M-2 Certificates, the unpaid portion of any applied realized loss amounts allocated previously to such Certificates;

            12. to the Class B-1 Certificates, the unpaid portion of any applied realized loss amounts allocated previously to such Certificates;

            13. to the Class B-2 Certificates, the unpaid portion of any applied realized loss amounts allocated previously to such Certificiates;

            14. to the Servicer, amounts reimburseable pursuant to the Pooling and Servicing Agreement;

            15. to the Class A-1 Certificates, the Supplemental Interest payment; and

            16.  any remainder to the Class X and Class R Certificates.




This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------


                             INTEREST DISTRIBUTIONS
                             ----------------------


INTEREST ACCRUAL PERIOD:           For the Class A-1 Certificates with respect
                                   to any Distribution Date will be the period beginning with the previous Distribution Date
                                   (or, in the case of the first Distribution
                                   Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). The Interest Accrual
                                   Period for Class A-2, Class A-3, Class M-1,
                                   Class M-2, Class B-1 and Class B-2
                                   Certificates with respect to any Distribution
                                   Date will be the calendar month immediately preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

CURRENT INTEREST:                  For each Class of Offered Certificates and
                                   the Non-Offered Certificates and each
                                   Distribution Date means an amount equal to the interest accrued during the related
                                   Interest Accrual Period on the Certificate
                                   Principal Balance of such Class of
                                   Certificates, minus each Class' Interest
                                   Percentage of shortfalls caused by the Relief
                                   Act Shortfalls for such Distribution Date.

PASS-THROUGH RATE:                 For the Class A-2, Class A-3, Class M-1,
                                   Class M-2, Class B-1 and Class B-2
                                   Certificates and each Distribution Date is the lesser of (1) the fixed rate coupon of such Class (plus 50 basis points for each Distribution Date after the Optional
                                   Termination Date) and (2) the Pool Cap for that Distribution Date.

                                   For the Class A-1 Certificates and each
                                   Distribution Date is the lesser of (1) the formula rate and (2) the Pool Cap for that Distribution Date. The formula rate for the Class A-1 Certificates is as follows:

                                   Prior to and including the Optional
                                   Termination Date: 3-Month LIBOR plus a
                                   margin, which will be set at pricing.

                                   After the Optional Termination Date: 3-Month
                                   LIBOR plus 2x a margin, which will be set at pricing.

INTEREST CARRY FORWARD             For any Class of Certificates and any
AMOUNT:                            Distribution Date the sum of (a) the excess,
                                   if any, of the Current Interest and any
                                   Interest Carry Forward Amount for the prior
                                   Distribution Date, over the amount in respect of interest actually distributed on each Class on such prior Distribution Date and (b) interest on such excess at the applicable
                                   Pass-Through Rate (x) with respect to the Offered Certificates (other than the Class
                                   A-1 Certificates) and the Non-Offered
                                   Certificates on the basis of a 360-day year consisting of twelve 30-day months and (y) with respect to the Class A-1 Certificates, on the basis of the actual number of days elapsed since the prior Distribution Date.

SUPPLEMENTAL INTEREST:             Excess interest is generally payable to the
                                   holders of the Class X Certificates. This excess interest will only be available to the extent it is not used for other required purposes, including to cover interest shortfalls on the Offered Certificates and the Non-Offered Certificates, to pay principal, or to fund any overcollateralization deficit. These amounts will be available to make payments of "supplemental interest" to the Class A-1
                                   Certificates in an amount equal to any
                                   reductions in the amount of interest payable to such holders caused by application of the Pool Cap.

INTEREST REMITTANCE AMOUNT:        As of any Determination Date, the sum,
                                   without duplication, of (i) all interest collected or advanced with respect to the related Collection Period on the Mortgage
                                   Loans (less Administrative Fees, certain amounts available for reimbursement of
                                   Advances and Servicing Advances and certain other reimbursable expenses), (ii) all
                                   Compensating Interest paid by the Servicer on such Determination Date with respect to the Mortgage Loans and (iii) the portion of any payment in connection with any substitution, Purchase Price, Termination Price, liquidation proceeds (net of certain expenses) or insurance proceeds relating to interest with respect to the Mortgage Loans received during the related Collection
                                   Period.




This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------


POOL CAP:                          For any Distribution Date will equal the
                                   weighted average of the Net Mortgage Interest
                                   Rates, weighted on the basis of the Mortgage
                                   Loan balances as of the first day of the related Collection Period.

NET MORTGAGE INTEREST RATE:        For each Mortgage Loan is the applicable
                                   Mortgage Interest Rate less the sum of (i) the Servicing Fee Rate, (ii) the rate at which the Certificate Administrator Fee accrues and (iii) the rate at which the Document Custodian Fee accrues.

STEP-UP COUPON:                    After the Optional Termination Date, the
                                   fixed-rate coupon on the Class A-2, Class
                                   A-3, Class M-1, Class M-2, Class B-1 and
                                   Class B-2 Certificates will increase by 50 basis points. After the Optional Termination
                                   Date, the margin for the Class A-1
                                   Certificates will double.




This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------

                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

PRINCIPAL DISTRIBUTIONS:           Distributions of principal will be made in
                                   the following manner and order of priority:
                                   100% of the Class A Principal Distribution
                                   Amount will be paid to the Class A-1
                                   Certificates until the principal balance of the Class A-1 Certificates has been reduced to zero and, thereafter, 100% of the Class A
                                   Principal Distribution Amount will be paid to the Class A-2 and Class A-3 Certificates pro rata until the principal balance of each of the Class A-2 and Class A-3 Certificates has been reduced to zero; 100% of the Class M-1
                                   Principal Distribution Amount will be paid to the Class M-1 Certificates until the principal balance of the Class M-1
                                   Certificates has been reduced to zero; 100% of the Class M-2 Principal Distribution
                                   Amount will be paid to the Class M-2
                                   Certificates until the principal balance of the Class M-2 Certificates has been reduced to zero; 100% of the Class B-1 Principal
                                   Distribution Amount will be paid to the Class
                                   B-1 Certificates until the principal balance of the Class B-1 Certificates has been reduced to zero; and 100% of the Class B-2
                                   Principal Distribution Amount will be paid to the Class B-2 Certificates until the principal balance of the Class B-2
                                   Certificates has been reduced to zero.

CLASS A PRINCIPAL DISTRIBUTION     For any Distribution Date prior to the
AMOUNT:                            Stepdown Date and for any Distribution Date
                                   on or after the Stepdown Date on which a Trigger Event is in effect, the lesser of (i)
                                   100% of the Principal Distribution Amount, and (ii) the aggregate Class principal balance of the Class A Certificates, and on or after the Stepdown Date on which a Trigger
                                   Event is not in effect, the appropriate
                                   percentage of the Principal Distribution
                                   Amount so as to maintain the appropriate
                                   Credit Enhancement levels.

CLASS M-1  PRINCIPAL               For any Distribution Date prior to the
DISTRIBUTION AMOUNT:               Stepdown Date and for any Distribution Date
                                   on or after the Stepdown Date on which a Trigger Event is in effect and any Class A
                                   Certificates are still outstanding, zero, and on any other Distibution Date, the appropriate percentage of the Principal
                                   Distribution Amount so as to maintain the appropriate Credit Enhancement levels.

CLASS M-2 PRINCIPAL                For any Distribution Date prior to the
DISTRIBUTION AMOUNT:               Stepdown Date and for any Distribution Date
                                   on or after the Stepdown Date on which a Trigger Event is in effect and any Class A or Class M-1 Certificates are still outstanding, zero, and on any other Distibution Date, the appropriate percentage of the Principal
                                   Distribution Amount so as to maintain the appropriate Credit Enhancement levels.

CLASS B-1 PRINCIPAL                For any Distribution Date prior to the
DISTRIBUTION AMOUNT:               Stepdown Date and for any Distribution Date
                                   on or after the Stepdown Date on which a Trigger Event is in effect and any Class A or Class M Certificates are still outstanding, zero, and on any other Distribution Date, the appropriate percentage of the Principal
                                   Distribution Amount so as to maintain the appropriate Credit Enhancement levels.

CLASS B-2 PRINCIPAL DISTRIBUTION   For any Distribution Date prior to the
AMOUNT:                            Stepdown Date and for any Distribution Date
                                   on or after the Stepdown Date on which a Trigger Event is in effect and any Class A, Class M or Class B-1 Certificates are still outstanding, zero, and on any other
                                   Distribution Date, the appropriate percentage of the Principal Distribution Amount so as to maintain the appropriate Credit Enhancement levels.

EXTRA PRINCIPAL DISTRIBUTION       As of any Distribution Date, the lesser of
AMOUNT:                            (x) interest collections net of
                                   Administrative Fees and Current Interest and any Interest Carry Forward Amount on the
                                   Senior and Subordinated Certificates for such Distribution Date and (y) the
                                   Overcollateralization Deficiency for such
                                   Distribution Date.

PRINCIPAL DISTRIBUTION AMOUNT:     As of any Distribution Date, the sum of (i)
                                   the Principal Remittance Amount (minus the
                                   Overcollateralization Release Amount, if any) and (ii) the Extra Principal Distribution
                                   Amount, if any.



This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------
PRINCIPAL REMITTANCE AMOUNT:       With respect to any Distribution Date, to the
                                   extent of funds available therefore as
                                   described herein, the amount equal to the sum
                                   (less certain amounts available for
                                   reimbursement of Advances and Servicing
                                   Advances and certain other reimbursable
                                   expenses), without duplication, with respect to the Mortgage Loans and the immediately preceding Collection Period: (i) each payment of principal on a Mortgage Loan due during such Collection Period and received by the Servicer on or prior to the related
                                   Determination Date, including any Advances with respect thereto, (ii) all full and partial principal prepayments received by the Servicer during the related Prepayment
                                   Period, (iii) the liquidation proceeds (net of certain expenses) allocable to principal actually collected by the Servicer during the related Prepayment Period, (iv) the portion of the purchase price allocable to principal of all repurchased defective mortgage loans with respect to such Prepayment Period, (v) any substitution adjustments received on or prior to the previous Determination Date and not yet distributed, and (vi) on the Distribution Date on which the Trust is to be terminated, that portion of the termination price in respect of principal.

STEPDOWN DATE:                     The later to occur of (x) the earlier to
                                   occur of (A) the Distribution Date in January
                                   2005, (B) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A-1, Class A-2 and Class A-3
                                   Certificates is reduced to zero and (C) the date at which the collateral balance is equal to or less than 50% of the original collateral balance and (y) the first
                                   Distribution Date on which the Senior
                                   Enhancement Percentage is greater than or equal to the Senior Specified Enhancement
                                   Percentage.

SENIOR ENHANCEMENT                 For any Distribution Date is the percentage
PERCENTAGE:                        obtained by dividing (x) the sum of (i) the
                                   aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount, in each case before taking into account the distribution of the Principal Distribution Amount on such Distribution Date by (y) the Pool Balance as of the last day of the related Collection
                                   Period.

SENIOR SPECIFIED ENHANCEMENT       On any date of determination thereof means
PERCENTAGE:                        approximately [42%].

TRIGGER EVENT:                     On a Distribution Date if (i) the 60+ Day
                                   Delinquent Loans equals or exceeds [35%] of the Senior Enhancement Percentage; provided, that if the Certificate Principal Balance of the Senior Certificates has been reduced to zero, a Trigger Event will have occurred if the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Collection Period divided by the initial Pool Balance exceeds the applicable percentages set forth below with respect to such Distribution Date.

                                       DISTRIBUTION DATE PERCENTAGE              PERCENTAGE
                                       ----------------------------              ----------
                                   January 25, 2005 to December 26, 2005          [3.25%]
                                   January 25, 2006 to December 26, 2006          [4.25%]
                                   January 25, 2007 to December 26, 2007          [5.00%]
                                   January 25, 2008 and thereafter                [5.25%]

60+ DAY DELINQUENT LOAN:           Each Mortgage Loan with respect to which any
                                   portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date.
                                   Any Mortgage Loan which, on a 3-month rolling average basis, has made its scheduled principal and interest payments will not be considered to be a 60+ Day Delinquent Loan.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------

                CREDIT ENHANCEMENT - SENIOR/SUBORDINATE STRUCTURE
                -------------------------------------------------

CREDIT ENHANCEMENT:                Credit Enhancement will be provided by
                                   subordination, monthly excess cashflow and overcollateralization.

                                   INITIAL CREDIT SUPPORT*           AFTER STEPDOWN DATE*

                                   CLASS             PERCENTAGE      CLASS             PERCENTAGE
                                   -----             ----------      -----             ----------
                                   A-1, A-2, A-3       21.00%        A-1, A-2, A-3       42.00%
                                   M-1                 14.75%        M-1                 29.50%
                                   M-2                  9.75%        M-2                 19.50%
                                   B-1                  5.75%        B-1                 11.50%
                                   B-2                  1.00%        B-2                  2.00%

                                   *Approximate.

OVERCOLLATERALIZATION AMOUNT:      As of any Distribution Date the excess, if
                                   any, of (x) the balance of the Mortgage Pool as of the last day of the immediately preceding Collection Period over (y) the aggregate principal balance of the Class A, Class M and Class B Certificates (after taking into account all distributions of principal on such Distribution Date).

OVERCOLLATERALIZATION              As of any Distribution Date, the excess, if
DEFICIENCY:                        any, of (x) the Targeted
                                   Overcollateralization Amount for such
                                   Distribution Date over (y) the
                                   Overcollateralization Amount for such
                                   Distribution Date, calculated for this
                                   purpose after taking into account the
                                   reduction on such Distribution Date of the Certificate Principal Balances of the Class
                                   A, Class M and Class B Certificates,
                                   resulting from the distribution of the
                                   Principal Distribution Amount (but not the
                                   Extra Principal Distribution Amount) on such
                                   Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

OVERCOLLATERALIZATION RELEASE      With respect to any Distribution Date on or
AMOUNT:                            after the Stepdown Date on which a Trigger
                                   Event is not in effect, the lesser of (x) the Principal Remittance Amount for such
                                   Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (ii) the Targeted Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date before the Stepdown Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

TARGETED OVERCOLLATERALIZATION     As of any Distribution Date, (x) prior to the
AMOUNT:                            Stepdown Date, approximately 1.00% of the
                                   initial balance of the Mortgage Loans and (y) on and after the Stepdown Date, the greater of (A) approximately 2.00% of the balance of the Mortgage Loans as of the last day of the related Collection Period and (B) approximately 0.50% of the initial balance of the Mortgage Loans.

SUBORDINATION:                     If the Overcollateralization Amount is
                                   insufficient to cover losses on any Mortgage
                                   Loans, those losses will be applied in
                                   reduction of the principal balances of the Subordinate Certificates, in reverse order of seniority.

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------


ALLOCATION OF LOSSES:              The Trust may realize losses on the mortgage
                                   loans if the proceeds from the liquidation of a mortgage loan are less than the principal balance and accrued interest on such mortgage loan, if a bankruptcy court were to reduce the loan balance or if the servicer were to reduce the loan balance in connection with a modification thereof. Realized losses will be applied first to reduce the excess interest and overcollateralization amount (which is represented by a certain Class of Non-Offered
                                   Certificates), then to the Certificates in reverse order of seniority: Class B-2, Class
                                   B-1, Class M-2 and Class M-1. The Class A
                                   Certificates may not be written down in this manner. Realized losses which are special hazard losses (generally losses that result from natural disasters and other hazards that are not covered by insurance) will be allocated as described above, except that if such loss exceeds a level to be specified in the prospectus supplement, they will be allocated among all the outstanding Classes of Certificates on a pro-rata basis.




This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------




                            DESCRIPTION OF COLLATERAL
                            -------------------------

The Mortgage Pool will consist of one loan group. The mortgage loans are fixed rate, first and junior lien mortgage loans. Approximately 86.51% of the mortgage loans are actuarial and approximately 13.49% of the mortgage loans are simple interest.






                               SUMMARY STATISTICS


Aggregate Cut-Off Date Principal Balance:               $889,185,900.18     % Simple Interest Mortgage Loans:                13.49%
Range of Cut-Off Date Principal Balances:       $5,002.16 - $491,441.98     % Single Family Property Mortgage Loans:         94.32%
Average Cut-Off Date Principal Balance:                      $52,060.06     % Owner Occupied Property Mortgage Loans:        96.39%
Range of Original Principal Balances:           $5,500.00 - $500,000.00     Geographic Concentration (In Excess of 5.00%)
Average Original Principal Balance:                          $53,642.94         Ohio                                          7.22%
Range of Gross Mortgage Rates:                         6.650% - 16.080%         Florida                                       6.62%
WA Gross Mortgage Rate:                                         11.281%         North Carolina                                6.62%
WA CLTV Ratio:                                                   80.37%         Alabama                                       6.61%
WA Remaining Term to Stated Maturity:                        212 Months         New York                                      5.51%
WA Original Term to Stated Maturity:                         235 Months         Georgia                                       5.33%
% Junior Lien Mortgage Loans:                                    19.19%     Maximum Zip Code Concentration (63136):           0.17%
% Balloon Mortgage Loans:                                        38.90%



This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------

             DESCRIPTION OF THE MORTGAGE POOL AS OF THE CUT-OFF DATE

                  GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE LOANS


                                                                                               PERCENTAGE OF
                                                                                               MORTGAGE LOANS
                                             NUMBER               AGGREGATE                     BY AGGREGATE
GEOGRAPHIC LOCATION                         OF LOANS          PRINCIPAL BALANCE              PRINCIPAL BALANCE
------------------------------------      ------------      ---------------------          ---------------------
Alabama                                          1,316             $58,774,291.88                   6.61%
Alaska                                               2                 103,581.12                   0.01
Arizona                                            148               6,403,907.21                   0.72
Arkansas                                           362              13,355,417.97                   1.50
California                                         190              11,974,827.59                   1.35
Colorado                                            81               4,845,625.04                   0.54
Connecticut                                        132               8,123,312.42                   0.91
Delaware                                            38               2,162,682.09                   0.24
District of Columbia                                37               2,453,847.48                   0.28
Florida                                          1,204              58,908,006.71                   6.62
Georgia                                            832              47,353,845.53                   5.33
Idaho                                               41               1,526,209.53                   0.17
Illinois                                           688              42,099,099.25                   4.73
Indiana                                            724              36,567,421.94                   4.11
Iowa                                               180               9,256,971.20                   1.04
Kansas                                             234               9,992,587.45                   1.12
Kentucky                                           280              15,021,311.50                   1.69
Louisiana                                          252              11,429,212.61                   1.29
Maine                                               42               2,065,877.50                   0.23
Maryland                                           311              20,033,002.74                   2.25
Massachusetts                                      263              14,508,505.04                   1.63
Michigan                                           567              31,057,731.01                   3.49
Minnesota                                          306              16,547,891.45                   1.86
Mississippi                                        132               5,725,094.41                   0.64
Missouri                                           700              34,300,177.14                   3.86
Montana                                              1                  20,341.93                   0.00
Nebraska                                           141               6,893,570.45                   0.78
Nevada                                              38               2,036,310.95                   0.23
New Hampshire                                       50               2,362,250.86                   0.27
New Jersey                                         651              42,139,133.79                   4.74
New Mexico                                          39               1,758,381.27                   0.20
New York                                           768              49,029,868.04                   5.51
North Carolina                                   1,114              58,902,411.64                   6.62
North Dakota                                         3                 215,965.96                   0.02
Ohio                                             1,280              64,200,333.11                   7.22
Oklahoma                                           204               8,238,594.67                   0.93
Oregon                                              63               3,056,489.34                   0.34
Pennsylvania                                       971              43,484,405.14                   4.89
Rhode Island                                        65               3,068,648.11                   0.35
South Carolina                                     522              25,732,732.04                   2.89
South Dakota                                         4                 178,555.46                   0.02
Tennessee                                          356              19,790,896.79                   2.23
Texas                                              489              30,278,957.35                   3.41
Utah                                                78               3,796,223.60                   0.43
Vermont                                             11               1,274,477.36                   0.14
Virginia                                           566              27,034,999.86                   3.04
Washington                                         172               8,980,228.81                   1.01
West Virginia                                       61               2,813,338.68                   0.32
Wisconsin                                          361              18,917,727.43                   2.13
Wyoming                                             10                 390,619.73                   0.04
------------------------------------      ------------      ---------------------          ---------------------
TOTAL                                           17,080            $889,185,900.18                 100.00%
                                          ============      =====================          =====================


This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------


             DESCRIPTION OF THE MORTGAGE POOL AS OF THE CUT-OFF DATE

              CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS




                                                                                                              PERCENTAGE OF
                                                                                                              MORTGAGE LOANS
                                                       NUMBER                    AGGREGATE                     BY AGGREGATE
CUT-OFF DATE PRINCIPAL BALANCES ($)                   OF LOANS               PRINCIPAL BALANCE              PRINCIPAL BALANCE
--------------------------------------------      -----------------      --------------------------      -------------------------
      0.01 -  25,000.00                                       4,133                 $ 72,768,943.81                 8.18%
 25,000.01 -  50,000.00                                       6,027                  222,882,416.59                25.07
 50,000.01 -  75,000.00                                       3,723                  227,947,629.48                25.64
 75,000.01 - 100,000.00                                       1,582                  135,462,293.73                15.23
100,000.01 - 125,000.00                                         809                   90,262,770.75                10.15
125,000.01 - 150,000.00                                         346                   47,003,132.85                 5.29
150,000.01 - 175,000.00                                         191                   30,659,424.71                 3.45
175,000.01 - 200,000.00                                         110                   20,530,181.05                 2.31
200,000.01 - 225,000.00                                          50                   10,553,489.72                 1.19
225,000.01 - 250,000.00                                          49                   11,566,846.34                 1.30
250,000.01 - 275,000.00                                          15                    3,974,442.09                 0.45
275,000.01 - 300,000.00                                          14                    3,999,889.44                 0.45
300,000.01 - 325,000.00                                           4                    1,259,893.81                 0.14
325,000.01 - 350,000.00                                           9                    3,047,977.68                 0.34
350,000.01 - 375,000.00                                           4                    1,428,061.99                 0.16
375,000.01 - 400,000.00                                           4                    1,541,929.25                 0.17
400,000.01 - 425,000.00                                           6                    2,452,145.13                 0.28
425,000.01 - 450,000.00                                           2                      878,326.00                 0.10
450,000.01 - 475,000.00                                           1                      474,663.78                 0.05
475,000.01 - 500,000.00                                           1                      491,441.98                 0.06
--------------------------------------------      -----------------      --------------------------      -------------------------
TOTAL                                                        17,080                 $889,185,900.18               100.00%
                                                  =================      ==========================      =========================




This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------




             DESCRIPTION OF THE MORTGAGE POOL AS OF THE CUT-OFF DATE

                ORIGINAL PRINCIPAL BALANCES OF THE MORTGAGE LOANS



                                                                                                       PERCENTAGE OF
                                                                                                      MORTGAGE LOANS
                                                    NUMBER                   AGGREGATE                 BY AGGREGATE
ORIGINAL PRINCIPAL BALANCES ($)                    OF LOANS              PRINCIPAL BALANCE          PRINCIPAL BALANCE
--------------------------------------------      ----------           ---------------------       ----------------------
      0.01 -  25,000.00                                3,819                 $ 65,521,521.40               7.37%
 25,000.01 -  50,000.00                                6,074                  217,377,946.79              24.45
 50,000.01 -  75,000.00                                3,856                  230,992,763.38              25.98
 75,000.01 - 100,000.00                                1,661                  139,902,864.22              15.73
100,000.01 - 125,000.00                                  806                   88,513,207.67               9.95
125,000.01 - 150,000.00                                  383                   50,961,878.88               5.73
150,000.01 - 175,000.00                                  201                   31,870,599.14               3.58
175,000.01 - 200,000.00                                  114                   20,995,043.13               2.36
200,000.01 - 225,000.00                                   54                   11,281,614.22               1.27
225,000.01 - 250,000.00                                   50                   11,721,280.51               1.32
250,000.01 - 275,000.00                                   12                    3,107,714.88               0.35
275,000.01 - 300,000.00                                   18                    5,067,033.18               0.57
300,000.01 - 325,000.00                                    4                    1,236,414.27               0.14
325,000.01 - 350,000.00                                    9                    3,036,999.80               0.34
350,000.01 - 375,000.00                                    5                    1,760,512.57               0.20
375,000.01 - 400,000.00                                    3                    1,147,873.20               0.13
400,000.01 - 425,000.00                                    6                    2,426,432.86               0.27
425,000.01 - 450,000.00                                    3                    1,298,094.32               0.15
475,000.01 - 500,000.00                                    2                      966,105.76               0.11
--------------------------------------------      ----------            --------------------       ----------------------
TOTAL                                                 17,080                 $889,185,900.18             100.00%
                                                  ==========            ====================       ======================



                   GROSS MORTGAGE RATES OF THE MORTGAGE LOANS



                                                                                                       PERCENTAGE OF
                                                                                                      MORTGAGE LOANS
                                                    NUMBER                   AGGREGATE                 BY AGGREGATE
GROSS MORTGAGE RATES (%)                           OF LOANS              PRINCIPAL BALANCE          PRINCIPAL BALANCE
--------------------------------------------      ----------           ---------------------       ----------------------
 6.001 -  7.000                                            1                      $39,346.62               0.00%
 7.001 -  8.000                                           99                    8,183,848.58               0.92
 8.001 -  9.000                                          669                   49,093,753.69               5.52
 9.001 - 10.000                                        2,055                  136,655,269.51              15.37
10.001 - 11.000                                        3,208                  197,377,954.27              22.20
11.001 - 12.000                                        4,851                  251,053,196.29              28.23
12.001 - 13.000                                        3,301                  147,314,791.17              16.57
13.001 - 14.000                                        1,940                   70,675,336.66               7.95
14.001 - 15.000                                          824                   25,523,114.19               2.87
15.001 - 16.000                                          131                    3,232,523.45               0.36
16.001 - 17.000                                            1                       36,765.75               0.00
--------------------------------------------      ----------           ---------------------       ----------------------
TOTAL                                                 17,080                 $889,185,900.18             100.00%
                                                  ==========           =====================       ======================





This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------




             DESCRIPTION OF THE MORTGAGE POOL AS OF THE CUT-OFF DATE

                      STATED PURPOSE OF THE MORTGAGE LOANS



                                                                                                              PERCENTAGE OF
                                                                                                              MORTGAGE LOANS
                                                       NUMBER                    AGGREGATE                     BY AGGREGATE
STATED PURPOSE OF LOAN                                OF LOANS               PRINCIPAL BALANCE              PRINCIPAL BALANCE
--------------------------------------------      -----------------      --------------------------      -------------------------
Cash-Out Refinance                                           15,999                 $808,688,418.74               90.95%
Purchase                                                        958                   73,665,092.55                8.28
Rate/Term Refinance                                             123                    6,832,388.89                0.77
--------------------------------------------      -----------------      --------------------------      -------------------------
TOTAL                                                        17,080                 $889,185,900.18              100.00%
                                                  =================      ==========================      =========================



              COMBINED LOAN-TO-VALUE RATIO OF THE MORTGAGE LOANS(1)



                                                                                                              PERCENTAGE OF
                                                                                                              MORTGAGE LOANS
                                                       NUMBER                    AGGREGATE                     BY AGGREGATE
COMBINED LOAN-TO-VALUE RATIO (%)                      OF LOANS               PRINCIPAL BALANCE              PRINCIPAL BALANCE
--------------------------------------------      -----------------      --------------------------      -------------------------
 0.01 -  10.00                                                    7                 $    209,082.99                0.02%
10.01 -  20.00                                                   74                    1,479,105.75                0.17
20.01 -  30.00                                                  180                    4,621,890.48                0.52
30.01 -  40.00                                                  297                    8,976,073.54                1.01
40.01 -  50.00                                                  445                   16,404,242.84                1.84
50.01 -  60.00                                                  777                   30,160,232.19                3.39
60.01 -  70.00                                                1,794                   83,547,052.97                9.40
70.01 -  80.00                                                4,561                  255,767,117.17               28.76
80.01 -  90.00                                                7,909                  452,161,856.33               50.85
90.01 - 100.00                                                1,036                   35,859,245.92                4.03
--------------------------------------------      -----------------      --------------------------      -------------------------
TOTAL                                                        17,080                 $889,185,900.18              100.00%
                                                  =================      ==========================      =========================



(1) The combined loan-to-value ratios shown above are equal, with respect to each loan, to (i) the sum of (a) the original principal balance of such loan at the date of origination plus (b) the remaining balance of the senior lien(s), if any, at the date of origination of such loan, minus (ii) premiums for credit life insurance, if any, divided by (iii) the lesser of
     (a) the value of the related mortgaged property, based upon the appraisal made at the time of origination of such loan or (b) the purchase price of such mortgaged property if the loan proceeds from such loan are used to purchase such mortgaged property, plus in the case of the home improvement loans, the cost of the home improvement up to 100% of such cost.





This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------




             DESCRIPTION OF THE MORTGAGE POOL AS OF THE CUT-OFF DATE

        OCCUPANCY STATUS OF THE MORTGAGED PROPERTY OF THE MORTGAGE LOANS



                                                                                                              PERCENTAGE OF
                                                                                                              MORTGAGE LOANS
                                                       NUMBER                    AGGREGATE                     BY AGGREGATE
OCCUPANCY STATUS                                      OF LOANS               PRINCIPAL BALANCE              PRINCIPAL BALANCE
--------------------------------------------      -----------------      --------------------------        -------------------
Owner Occupied                                               16,372                 $857,111,006.78              96.39%
Second Home                                                     626                   28,291,350.55               3.18
Investor Owned                                                   82                    3,783,542.85               0.43
--------------------------------------------      -----------------      --------------------------        -------------------
TOTAL                                                        17,080                 $889,185,900.18             100.00%
                                                  =================      ==========================        ===================





                        FICO SCORE OF THE MORTGAGE LOANS



                                                                                                              PERCENTAGE OF
                                                                                                              MORTGAGE LOANS
                                                       NUMBER                    AGGREGATE                     BY AGGREGATE
FICO SCORE                                            OF LOANS               PRINCIPAL BALANCE              PRINCIPAL BALANCE
--------------------------------------------      -----------------      --------------------------        -------------------
451 - 475                                                        12                     $817,390.99               0.09%
476 - 500                                                       619                   35,248,462.60               3.96
501 - 525                                                     1,512                   85,547,518.97               9.62
526 - 550                                                     2,358                  130,254,803.97              14.65
551 - 575                                                     2,207                  119,283,575.93              13.41
576 - 600                                                     2,207                  114,810,855.60              12.91
601 - 625                                                     2,210                  107,625,506.05              12.10
626 - 650                                                     1,813                   84,678,496.10               9.52
651 - 675                                                     1,982                  102,878,691.81              11.57
676 - 700                                                     1,104                   56,596,102.38               6.36
701 - 725                                                       541                   26,225,863.53               2.95
726 - 750                                                       266                   13,282,119.13               1.49
751 - 775                                                       165                    8,279,351.70               0.93
776 - 800                                                        70                    3,137,353.81               0.35
801 - 825                                                        14                      519,807.61               0.06
--------------------------------------------      -----------------      --------------------------        -------------------
TOTAL                                                        17,080                 $889,185,900.18             100.00%
                                                  =================      ==========================        ===================



The weighted average FICO Score as of the Cut-Off Date is 597.



This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------




             DESCRIPTION OF THE MORTGAGE POOL AS OF THE CUT-OFF DATE

             REMAINING TERM TO STATED MATURITY OF THE MORTGAGE LOANS



                                                                                                              PERCENTAGE OF
                                                                                                              MORTGAGE LOANS
REMAINING TERM TO                                      NUMBER                    AGGREGATE                     BY AGGREGATE
STATED MATURITY (MONTHS)                              OF LOANS               PRINCIPAL BALANCE              PRINCIPAL BALANCE
--------------------------------------------      -----------------      --------------------------      -------------------------
 13 -  24                                                        17                 $    143,159.01              0.02%
 25 -  36                                                        26                      328,251.41              0.04
 37 -  48                                                        58                    1,133,294.55              0.13
 49 -  60                                                        28                      453,776.15              0.05
 61 -  72                                                        32                      821,777.92              0.09
 73 -  84                                                       174                    4,038,527.22              0.45
 85 -  96                                                       302                    6,910,363.24              0.78
 97 - 108                                                       457                   11,054,126.69              1.24
109 - 120                                                        69                    1,923,149.74              0.22
121 - 132                                                        20                    1,092,284.80              0.12
133 - 144                                                     1,110                   54,363,538.15              6.11
145 - 156                                                     3,014                  158,437,733.20             17.82
157 - 168                                                     4,521                  234,259,027.98             26.35
169 - 180                                                       404                   22,168,030.96              2.49
181 - 192                                                         4                      275,951.87              0.03
193 - 204                                                       490                   21,618,313.25              2.43
205 - 216                                                     1,106                   49,319,856.72              5.55
217 - 228                                                     1,912                   78,389,720.37              8.82
229 - 240                                                       242                    9,760,893.60              1.10
253 - 264                                                        14                      855,243.81              0.10
265 - 276                                                       140                    7,640,453.22              0.86
277 - 288                                                       105                    4,226,555.61              0.48
289 - 300                                                         2                      127,201.64              0.01
301 - 312                                                         4                      247,165.67              0.03
313 - 324                                                       281                   20,877,631.12              2.35
325 - 336                                                     1,012                   77,640,319.31              8.73
337 - 348                                                     1,360                  107,484,123.88             12.09
349 - 360                                                       176                   13,595,429.09              1.53
--------------------------------------------      -----------------      --------------------------      -------------------------
TOTAL                                                        17,080                 $889,185,900.18            100.00%
                                                  =================      ==========================      =========================


This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------




             DESCRIPTION OF THE MORTGAGE POOL AS OF THE CUT-OFF DATE

             ORIGINAL TERM TO STATED MATURITY OF THE MORTGAGE LOANS



                                                                                                              PERCENTAGE OF
                                                                                                              MORTGAGE LOANS
ORIGINAL TERM TO                                       NUMBER                    AGGREGATE                     BY AGGREGATE
STATED MATURITY (MONTHS)                              OF LOANS               PRINCIPAL BALANCE              PRINCIPAL BALANCE
--------------------------------------------      -----------------      --------------------------      -------------------------
 49 -  60                                                        88                 $  1,337,561.70               0.15%
 61 -  72                                                        10                      143,140.10               0.02
 73 -  84                                                        58                    1,287,779.43               0.14
 85 -  96                                                        15                      411,330.71               0.05
 97 - 108                                                         4                      117,495.07               0.01
109 - 120                                                       966                   22,855,818.60               2.57
121 - 132                                                         3                      153,132.70               0.02
133 - 144                                                        24                      681,062.38               0.08
145 - 156                                                         2                       56,435.03               0.01
157 - 168                                                         2                      164,887.99               0.02
169 - 180                                                     9,058                  469,825,805.14              52.84
181 - 192                                                         1                       41,521.15               0.00
193 - 204                                                         2                      122,830.40               0.01
229 - 240                                                     3,753                  159,292,976.43              17.91
289 - 300                                                       261                   12,849,454.28               1.45
337 - 348                                                         1                       29,351.74               0.00
349 - 360                                                     2,832                  219,815,317.33              24.72
--------------------------------------------      -----------------      --------------------------      -------------------------
TOTAL                                                        17,080                 $889,185,900.18             100.00%
                                                  =================      ==========================      =========================




               TYPES OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS


                                                                                                              PERCENTAGE OF
                                                                                                              MORTGAGE LOANS
                                                       NUMBER                    AGGREGATE                     BY AGGREGATE
PROPERTY TYPE                                         OF LOANS               PRINCIPAL BALANCE              PRINCIPAL BALANCE
--------------------------------------------      -----------------      --------------------------      -------------------------
Single Family - Detached                                     15,909                 $838,680,941.38              94.32%
Mobile Home                                                     750                   30,611,300.97               3.44
Townhouse                                                       193                    8,959,873.70               1.01
Condo                                                           122                    5,891,530.73               0.66
Other                                                           106                    5,042,253.40               0.57
--------------------------------------------      -----------------      --------------------------      -------------------------
TOTAL                                                        17,080                 $889,185,900.18             100.00%
                                                  =================      ==========================      =========================


This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------

                             BOND SUMMARY (TO CALL)

           CLASS A-1
           ---------------------------------------------------------------------------------------------------
           PREPAYMENT (CPR)                 0%            21%            28%           35%           40%
           ---------------------------------------------------------------------------------------------------
           WAL (yrs.)                      1.954         0.176          0.145         0.127         0.118
           Modified Duration (yrs.)        1.884         0.174          0.143         0.126         0.117
           First Principal Payment Date  1/25/2002     1/25/2002      1/25/2002     1/25/2002     1/25/2002
           Last Principal Payment Date   7/25/2005     3/25/2002      3/25/2002     2/25/2002     2/25/2002
           Principal Window (mths.)         43             3              3             2             2

           CLASS A-2
           ---------------------------------------------------------------------------------------------------
           PREPAYMENT (CPR)                 0%            21%            28%           35%           40%
           ---------------------------------------------------------------------------------------------------
           WAL (yrs.)                     13.033         3.178          2.278         1.598         1.251
           Modified Duration (yrs.)        8.932         2.727          2.025         1.467         1.172
           First Principal Payment Date  7/25/2005     3/25/2002      3/25/2002     2/25/2002     2/25/2002
           Last Principal Payment Date   8/25/2025     10/25/2010     7/25/2008     2/25/2007    12/25/2004
           Principal Window (mths.)         242           104            77            61            35

           CLASS A-3
           ---------------------------------------------------------------------------------------------------
           PREPAYMENT (CPR)                 0%            21%            28%           35%           40%
           ---------------------------------------------------------------------------------------------------
           WAL (yrs.)                     13.033         3.178          2.278         1.598         1.251
           Modified Duration (yrs.)        8.932         2.727          2.025         1.467         1.172
           First Principal Payment Date  7/25/2005     3/25/2002      3/25/2002     2/25/2002     2/25/2002
           Last Principal Payment Date   8/25/2025     10/25/2010     7/25/2008     2/25/2007    12/25/2004
           Principal Window (mths.)         242           104            77            61            35

           CLASS M-1
           ---------------------------------------------------------------------------------------------------
           PREPAYMENT (CPR)                 0%            21%            28%           35%           40%
           ---------------------------------------------------------------------------------------------------
           WAL (yrs.)                     17.204         5.867          4.773         4.781         4.325
           Modified Duration (yrs.)        9.680         4.607          3.929         3.961         3.636
           First Principal Payment Date  1/25/2015     2/25/2005      7/25/2005     1/25/2006    12/25/2004
           Last Principal Payment Date   8/25/2025     10/25/2010     7/25/2008     2/25/2007     5/25/2006
           Principal Window (mths.)         128            69            37            14            18

           CLASS M-2
           ---------------------------------------------------------------------------------------------------
           PREPAYMENT (CPR)                 0%            21%            28%           35%           40%
           ---------------------------------------------------------------------------------------------------
           WAL (yrs.)                     17.204         5.861          4.631         4.210         4.257
           Modified Duration (yrs.)        9.332         4.526          3.770         3.505         3.546
           First Principal Payment Date  1/25/2015     1/25/2005      4/25/2005     7/25/2005    10/25/2005
           Last Principal Payment Date   8/25/2025     10/25/2010     7/25/2008     2/25/2007     5/25/2006
           Principal Window (mths.)         128            70            40            20             8

           CLASS B-1
           ---------------------------------------------------------------------------------------------------
           PREPAYMENT (CPR)                 0%            21%            28%           35%           40%
           ---------------------------------------------------------------------------------------------------
           WAL (yrs.)                     17.204         5.858          4.564         3.981         3.830
           Modified Duration (yrs.)        9.018         4.452          3.672         3.299         3.201
           First Principal Payment Date  1/25/2015     1/25/2005      2/25/2005     4/25/2005     5/25/2005
           Last Principal Payment Date   8/25/2025     10/25/2010     7/25/2008     2/25/2007     5/25/2006
           Principal Window (mths.)         128            70            42            23            13

           CLASS B-2
           ---------------------------------------------------------------------------------------------------
           PREPAYMENT (CPR)                 0%            21%            28%           35%           40%
           ---------------------------------------------------------------------------------------------------
           WAL (yrs.)                     16.920         5.737          4.426         3.769         3.524
           Modified Duration (yrs.)        6.948         3.719          3.102         2.777         2.651
           First Principal Payment Date  1/25/2015     1/25/2005      1/25/2005     1/25/2005     1/25/2005
           Last Principal Payment Date   8/25/2025     10/25/2010     7/25/2008     2/25/2007     5/25/2006
           Principal Window (mths.)         128            70            43            26            17



This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.

SERIES TERM SHEET DATED DECEMBER 11, 2001
RAFC ASSET-BACKED SECURITIES, SERIES 2001-1
--------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)



           CLASS A-1
           ---------------------------------------------------------------------------------------------------
           PREPAYMENT (CPR)                 0%            21%            28%           35%           40%
           ---------------------------------------------------------------------------------------------------
           WAL (yrs.)                      1.954         0.176          0.145         0.127         0.118
           Modified Duration (yrs.)        1.884         0.174          0.143         0.126         0.117
           First Principal Payment Date  1/25/2002     1/25/2002      1/25/2002     1/25/2002     1/25/2002
           Last Principal Payment Date   7/25/2005     3/25/2002      3/25/2002     2/25/2002     2/25/2002
           Principal Window (mths.)         43             3              3             2             2

           CLASS A-2
           ---------------------------------------------------------------------------------------------------
           PREPAYMENT (CPR)                 0%            21%            28%           35%           40%
           ---------------------------------------------------------------------------------------------------
           WAL (yrs.)                     13.223         3.394          2.477         1.755         1.251
           Modified Duration (yrs.)        8.985         2.852          2.153         1.578         1.172
           First Principal Payment Date  7/25/2005     3/25/2002      3/25/2002     2/25/2002     2/25/2002
           Last Principal Payment Date  11/25/2029     4/25/2018      1/25/2015     6/25/2013    12/25/2004
           Principal Window (mths.)         293           194            155           137           35

           CLASS A-3
           ---------------------------------------------------------------------------------------------------
           PREPAYMENT (CPR)                 0%            21%            28%           35%           40%
           ---------------------------------------------------------------------------------------------------
           WAL (yrs.)                     13.223         3.394          2.477         1.755         1.251
           Modified Duration (yrs.)        8.985         2.852          2.153         1.578         1.172
           First Principal Payment Date  7/25/2005     3/25/2002      3/25/2002     2/25/2002     2/25/2002
           Last Principal Payment Date  11/25/2029     4/25/2018      1/25/2015     6/25/2013    12/25/2004
           Principal Window (mths.)         293           194            155           137           35

           CLASS M-1
           ---------------------------------------------------------------------------------------------------
           PREPAYMENT (CPR)                 0%            21%            28%           35%           40%
           ---------------------------------------------------------------------------------------------------
           WAL (yrs.)                     17.679         6.372          5.248         5.164         6.177
           Modified Duration (yrs.)        9.769         4.853          4.195         4.202         4.844
           First Principal Payment Date  1/25/2015     2/25/2005      7/25/2005     1/25/2006    12/25/2004
           Last Principal Payment Date   8/25/2029     8/25/2015      4/25/2014     9/25/2011    11/25/2011
           Principal Window (mths.)         176           127            106           69            84

           CLASS M-2
           ---------------------------------------------------------------------------------------------------
           PREPAYMENT (CPR)                 0%            21%            28%           35%           40%
           ---------------------------------------------------------------------------------------------------
           WAL (yrs.)                     17.670         6.362          5.072         4.552         4.586
           Modified Duration (yrs.)        9.409         4.757          4.010         3.715         3.762
           First Principal Payment Date  1/25/2015     1/25/2005      4/25/2005     7/25/2005    10/25/2005
           Last Principal Payment Date   6/25/2029     1/25/2015      5/25/2013    12/25/2010     8/25/2009
           Principal Window (mths.)         174           121            98            66            47

           CLASS B-1
           ---------------------------------------------------------------------------------------------------
           PREPAYMENT (CPR)                 0%            21%            28%           35%           40%
           ---------------------------------------------------------------------------------------------------
           WAL (yrs.)                     17.643         6.331          4.939         4.270         4.075
           Modified Duration (yrs.)        9.083         4.662          3.873         3.474         3.360
           First Principal Payment Date  1/25/2015     1/25/2005      2/25/2005     4/25/2005     5/25/2005
           Last Principal Payment Date   2/25/2029     1/25/2015      4/25/2012     1/25/2010    11/25/2008
           Principal Window (mths.)         170           121            87            58            43

           CLASS B-2
           ---------------------------------------------------------------------------------------------------
           PREPAYMENT (CPR)                 0%            21%            28%           35%           40%
           ---------------------------------------------------------------------------------------------------
           WAL (yrs.)                     17.121         5.918          4.567         3.875         3.613
           Modified Duration (yrs.)        6.955         3.753          3.139         2.815         2.689
           First Principal Payment Date  1/25/2015     1/25/2005      1/25/2005     1/25/2005     1/25/2005
           Last Principal Payment Date   5/25/2028     10/25/2013    11/25/2010    12/25/2008    11/25/2007
           Principal Window (mths.)         161           106            71            48            35





This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Wachovia Securities Financial Advisor immediately. This Series Term Sheet supersedes any previous Series Term Sheet and will be superseded by the information in the Prospectus Supplement.